Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Waterstone Financial, Inc. (the "Company") on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark R. Gerke, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Mark R. Gerke
Mark R. Gerke
Principal Accounting Officer
 March 21, 2014